ABSC NC 2006-HE2

Asset Backed Securities Portfolio Analysis

3,971 records

Balance: 746,271,329

All records

Selection Criteria: All records

Table of Contents

1. FICO (Full Doc, Owner Occupied, Non IO)

2. FICO (Full Doc, Not Owner Occupied, Non IO)

3. FICO ( Not Full Doc, Owner Occupied, Non IO)

4. FICO ( Not Full Doc, Non Owner Occupied, Non IO)

5. FICO ( Full Doc, Owner Occupied, IO expiration matches hybrid reset term)

6. FICO ( Full Doc, Non Owner Occupied, IOexpiration matches hybrid reset term)

7. FICO ( Not Full Doc, Owner Occupied, IO expiration matches hybrid reset term)

8. FICO (Not Full Doc, Not Owner Occupied, IO expiration matches hybrid reset term)

9. FICO ( Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)

10. FICO ( Full Doc, Non Owner Occupied, IOexpiration does not match hybrid reset term)

11. FICO ( Not Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)

12. FICO (Not Full Doc, Not Owner Occupied, IO expiration does not match hybrid reset term)

1. FICO (Full Doc, Owner Occupied, Non IO)

FICO (Full Doc, Owner Occupied, Non IO)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
<= 550	59	123	229	40	0
551 - 570	43	30	86	61	0
571 - 590	32	40	112	73	20
591 - 610	20	40	150	60	36
611 - 630	23	32	152	70	39
631 - 650	19	23	132	48	22
651 - 670	9	13	87	27	20
671 - 690	7	13	51	19	15
691 - 710	4	0	32	7	3
711 - 730	1	0	22	9	5
731 >=	7	3	27	4	7
Total:	224	317	1080	418	167

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2. FICO (Full Doc, Not Owner Occupied, Non IO)

FICO (Full Doc, Not Owner Occupied, Non IO)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
<= 550	1	4	14	0	0
551 - 570	1	1	5	1	0
571 - 590	1	0	5	4	0
591 - 610	3	0	3	8	0
611 - 630	1	1	11	11	0
631 - 650	2	2	12	11	1
651 - 670	1	0	7	10	0
671 - 690	1	0	4	8	3
691 - 710	2	1	2	6	0
711 - 730	0	1	2	2	0
731 >=	0	0	7	12	1
Total:	13	10	72	73	5

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3. FICO ( Not Full Doc, Owner Occupied, Non IO)

FICO ( Not Full Doc, Owner Occupied, Non IO)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
<= 550	24	25	43	0	0
551 - 570	11	16	39	10	0
571 - 590	14	13	35	21	0
591 - 610	12	12	30	29	0
611 - 630	10	12	83	26	25
631 - 650	14	18	106	25	45
651 - 670	10	5	87	15	17
671 - 690	6	5	66	10	19
691 - 710	3	1	48	6	14
711 - 730	1	3	42	3	6
731 >=	1	4	73	4	18
Total:	106	114	652	149	144

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4. FICO ( Not Full Doc, Non Owner Occupied, Non IO)

FICO ( Not Full Doc, Non Owner Occupied, Non IO)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
<= 550	2	4	0	0	0
551 - 570	0	4	1	2	0
571 - 590	0	0	10	1	0
591 - 610	0	1	9	9	0
611 - 630	2	2	17	18	0
631 - 650	2	2	10	14	4
651 - 670	1	3	14	23	6
671 - 690	1	1	21	12	8
691 - 710	1	1	12	11	0
711 - 730	0	2	7	9	1
731 >=	2	2	12	13	6
Total:	11	22	113	112	25

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5. FICO ( Full Doc, Owner Occupied, IO expiration matches hybrid reset term)

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6. FICO ( Full Doc, Non Owner Occupied, IOexpiration matches hybrid reset term)

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7. FICO ( Not Full Doc, Owner Occupied, IO expiration matches hybrid reset term)

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8. FICO (Not Full Doc, Not Owner Occupied, IO expiration matches hybrid reset term)

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9. FICO ( Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)

FICO ( Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
551 - 570	0	0	0	1	0
571 - 590	1	0	5	1	0
591 - 610	0	0	10	1	0
611 - 630	1	4	14	6	0
631 - 650	1	1	12	6	0
651 - 670	2	3	6	2	0
671 - 690	0	0	1	1	0
691 - 710	0	0	2	1	0
711 - 730	0	0	1	0	0
731 >=	0	0	2	1	0
Total:	5	8	53	20	0

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10. FICO ( Full Doc, Non Owner Occupied, IOexpiration does not match hybrid reset term)

FICO ( Full Doc, Non Owner Occupied, Ioexpiration does not match hybrid reset term)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
671 - 690	0	0	0	1	0
Total:	0	0	0	1	0

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11. FICO ( Not Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)

FICO ( Not Full Doc, Owner Occupied, IO expiration does not match hybrid reset term)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
591 - 610	0	1	2	0	0
611 - 630	2	2	6	4	0
631 - 650	2	0	7	3	0
651 - 670	2	0	8	3	0
671 - 690	0	0	5	1	0
691 - 710	1	1	3	0	0
731 >=	0	0	1	0	0
Total:	7	4	32	11	0

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12. FICO (Not Full Doc, Not Owner Occupied, IO expiration does not match hybrid reset term)

FICO (Not Full Doc, Not Owner Occupied, IO expiration does not match hybrid reset term)	LTV < 70	LTV 70.00 to 79.99	LTV 80.00 to 89.99	LTV 90.00 to 99.99	LTV >= 100
671 - 690	0	0	1	0	0
691 - 710	0	0	1	0	0
711 - 730	0	0	1	0	0
Total:	0	0	3	0	0

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Credit Suisse

11 Madison Avenue

New York, New York 10010

www.credit-suisse.com

2/27/2006 9:22

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.